SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

1004 S Tejon St Colorado Springs, CO 80903

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

200 Union St., Suite 200, Lakewood, Colorado 80228

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of American Cannabis Company, Inc., a Delaware Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments, and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events, or performance underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including, without limitations, management’s examination of historical operating trends and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs, or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement - Termination

On March 1, 2024, pursuant to Section 8.1(a) of the Agreement and Plan of Merger ("Agreement") and Section 12.1(a) of the Separation and Distribution Agreement with HyperScale Nexus Holding Corporation, previously disclosed on Form 8-K, and Form 14C, the parties mutually agreed to completely terminate the respective transactions. The terminations are not expected to have any material results on the operations or finances of the Company. The Company incurred no termination penalties. No legal proceedings are expected to be filed over the respective terminations.

After careful consideration, both parties concluded that the terms of the agreement couldn't be met within a reasonable timeframe and so didn't align with the Company's objectives and priorities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Mutual Termination Agreement & Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 1, 2024

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Principal Executive Officer